BlackRock Global Allocation Fund, Inc.

(the “Fund”)

Investor, Institutional and Class R Shares

Supplement dated June 13, 2017 to

the Prospectus dated February 28, 2017, as amended and supplemented to date

On June 13, 2017, Dennis Stattman announced his plans to retire from BlackRock, Inc. Effective August 1, 2017, Dennis Stattman will no longer serve as a portfolio manager of the Fund. Effective August 1, 2017, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Global Allocation Fund, Inc. — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Dan Chamby, CFA	2003	Managing Director of BlackRock, Inc.
Russ Koesterich, CFA, JD	2017	Managing Director of BlackRock, Inc.
David Clayton, CFA, JD	2017	Managing Director of BlackRock, Inc.
Kent Hogshire, CFA	2017	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Dan Chamby, CFA, Russ Koesterich, CFA, JD, David Clayton, CFA, JD, and Kent Hogshire, CFA are the Fund’s portfolio managers, and are jointly and primarily responsible for the management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Dan Chamby, CFA, Russ Koesterich, CFA, JD, David Clayton, CFA, JD, and Kent Hogshire, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Dan Chamby, CFA	Jointly responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2003	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006.
Russ Koesterich, CFA, JD	Jointly responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2017	Managing Director of BlackRock, Inc. since 2009.
David Clayton, CFA, JD	Jointly responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2017	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2010 to 2011.
Kent Hogshire, CFA	Jointly responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2017	Managing Director of BlackRock, Inc. since 2017; Director of BlackRock, Inc. from 2008 to 2016.

Shareholders should retain this Supplement for future reference.

PRO-GA-0617SUP